UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 31, 2024

iBio, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35023	26-2797813
(Commission File Number)	(IRS Employer Identification No.)

8800 HSC Parkway

Bryan, Texas 77807

(Address of principal executive offices and zip code)

(979) 446-0027

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IBIO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02   Termination of a Material Definitive Agreement.

On May 31, 2024, in accordance with the terms of the Settlement Agreement and Mutual Release (the “Settlement Agreement”) executed on May 17, 2024 among iBio CDMO LLC (“iBio CDMO”), a subsidiary of iBio, Inc. (the “Company”), the Company and Woodforest National Bank (the “Lender”) in consideration of the payment in full of all Obligations (as such term is defined under the Credit Agreement dated November 1, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) (a) iBio CDMO paid to Lender (i) $8,500,000, which it received from the sale of the Property (as defined in Item 2.01 below) under the Purchase and Sale Agreement (as defined in Item 2.01 below), and (ii) approximately $915,000 from restricted cash which had previously been held by Lender, and (b) the Company issued a pre-funded warrant (“Pre-Funded Warrant”) to purchase 1,560,570 shares of its common stock to Lender. The Pre-Funded Warrant expires upon full exercise thereof and is exercisable at a nominal exercise price equal to $0.0001 per share.

Pursuant to the Settlement Agreement, the Credit Agreement, the Guaranty dated November 1, 2021 and the other Loan Documents (as defined in the Credit Agreement) were terminated and Lender released the Company and iBio CDMO from any and all claims, debts, liabilities or causes of action it may have against them prior to May 31, 2024, and the Company and iBio CDMO released Lender and its related parties from any and all claims, debts, liabilities or causes of action it may have against them prior to May 31, 2024.

The foregoing description of the Settlement Agreement and the Pre-Funded Warrant are qualified in their entirety by reference to the full text of such agreement and the Pre-Funded Warrant, copies of which are attached hereto as Exhibits 10.2 and 4.1, respectively, and each of which is incorporated herein in its entirety by reference.

Item 2.01   Completion of Acquisition or Disposition of Assets.

Sale of Property to The Board of Regents of the Texas A&M University System

On May 31, 2024, pursuant to that certain Purchase and Sale Agreement, dated as of May 17, 2024 (the “Purchase and Sale Agreement”), by and between iBio CDMO and The Board of Regents of the Texas A&M University System (“The Board of Regents”), iBio CDMO terminated its Ground Lease Agreement with The Board of Regents, dated March 8, 2010, as amended by an Estoppel Certificate and Amendment to Ground Lease Agreement, dated as of December 22, 2015 (collectively, the “Ground Lease”), related to 21.401 acres in Brazos County, Texas (the “Land”) and completed the sale to The Board of Regents of: (i) the buildings, parking areas, improvements, and fixtures situated on the Land (the “Improvements”); (iii) all iBio CDMO’s right, title, and interest in and to furniture, personal property, machinery, apparatus, and equipment owned and currently used in the operation, repair and maintenance of the Land and Improvements and situated thereon (collectively, the “Personal Property”); (iii) all iBio CDMO’s rights under the contracts and agreements relating to the operation or maintenance of the Land, Improvements or Personal Property which extend beyond the closing date (the “Contracts”); and (iv) all iBio CDMO’s rights in intangible assets of any nature relating to any or all of the Land, the Improvements and the Personal Property (the “Intangibles”; and together with the Ground Lease, Improvements and Personal Property, collectively, the “Property”).

Pursuant to the Purchase and Sale Agreement, iBio CDMO received $8,500,000 from The Board of Regents upon the closing of the sale of Property, which was paid to the Lender as described above.

The foregoing description of the Purchase and Sale Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein in its entirety by reference.

Attached hereto as Exhibit 99.2, and incorporated herein by reference, is unaudited pro forma financial information of the Company as of March 31, 2024, and for the nine-month period ended March 31, 2024, and the year ended June 30, 2023, giving effect to the disposition of the Property. The unaudited pro forma financial information included as an exhibit to this Current Report on Form 8-K is presented for illustrative purposes only and is not necessarily indicative of what the Company’s actual financial position or results of operations would have been had the sale been completed on the dates indicated. The unaudited pro forma financial information reflects adjustments, which are based upon estimates. The information upon which these adjustments and assumptions have been made is preliminary, and these kinds of adjustments and assumptions are difficult to make with complete accuracy. Moreover, the pro forma financial information does not reflect all costs that are expected to be incurred by the Company. Accordingly, the final accounting adjustments may differ materially from the pro forma information included as an exhibit to this Current Report on Form 8-K.

Item 3.02   Unregistered Sales of Equity Securities.

The information contained in Item 1.02 of this Current Report on Form 8-K in relation to the Pre-Funded Warrant and the shares of common stock issuable upon exercise of the Pre-Funded Warrant is incorporated herein by reference. Neither the issuance of the Pre-Funded Warrant nor the shares of common stock issuable upon exercise of the Pre-Funded Warrant, as applicable, were registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws. The issuance of the Pre-Funded Warrant and shares of common stock issuable upon the exercise of the Pre-Funded Warrant will be, issued in reliance on the exemptions from registration provided by Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01   Regulation FD Disclosure.

On June 3, 2024, the Company issued a press release announcing the closing of the sale of the Property to The Board of Regents pursuant to the Purchase and Sale Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01 and in the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended and shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01   Financial Statements and Exhibits.

(b) Filed herewith as Exhibit 99.2 are the unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2024. Unaudited Pro Forma Condensed Statements of Operations for the Nine Months ended March 31, 2024, and Unaudited Pro Forma Condensed Statements of Operations for the Year Ended June 30, 2023.

(d) Exhibits.

Exhibit Number	Exhibit Description
4.1	Form of Pre-Funded Warrant
10.1†

Purchase and Sale Agreement, dated as of May 15, 2024, by and between iBio CDMO LLC and The Board of Regents of the Texas A&M University System (incorporated by reference Exhibit 10.1 to the Current Report on Form 8-K as filed by the Registrant with the Securities and Exchange Commission on May 20, 2024 (File No. 001-35023))

10.2†

Settlement Agreement and Mutual Release dated May 17, 2024, by and among Woodforest National Bank, iBio CDMO LLC and the Company (incorporated by reference Exhibit 10.2 to the Current Report on       Form 8-K as filed by the Registrant with the Securities and Exchange Commission on May 20, 2024 (File No. 001-35023))

99.1	Press Release issued by iBio, Inc. June 3, 2024
99.2

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2024. Unaudited Pro Forma Condensed Statements of Operations for the Nine Months ended March 31, 2024 and Unaudited Pro Forma Condensed Statements of Operations for the Year Ended June 30, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
†

The Company has omitted certain portions of this exhibit in accordance with Item 601(b)(10) of Regulation S-K. The Company agrees to furnish unredacted copies of these exhibits to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IBIO, INC.

Date: June 5, 2024	By:	/s/ Marc A. Banjak
Name: Marc A. Banjak
Title: General Counsel and Corporate Secretary